SUPPLEMENT DATED DECEMBER 26, 1995

                                       TO

                         PROSPECTUSES DATED MAY 1, 1995

                                       FOR

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II
                      LIFE OF VIRGINIA SEPARATE ACCOUNT III
                       LIFE OF VIRGINIA SEPARATE ACCOUNT 4



On December 26, 1995, AON Corporation announced that it had agreed to sell all of the common stock of Life of Virginia to General Electric Capital Corporation ("GE Capital"). The sale transaction (the "Transaction"), which is subject to the receipt of appropriate regulatory approvals, is expected to close in the first half of 1996.

Upon the closing of the Transaction Life of Virginia will become a subsidiary of GNA Corporation, which, in turn, is a subsidiary of GE Capital. GNA Corporation is a diversified financial services holding company whose subsidiaries market annuities, insurance and mutual funds in the United States through financial institutions, life insurance brokers, securities brokers, financial planners and career agent sales forces. GE Capital, a wholly-owned subsidiary of General Electric Company, is a diversified financial services company headquartered in Stamford, Connecticut. GE Capital's financing activities include specialty insurance, consumer services, specialized financing, equipment management and mid-market financing. GE is a diversified manufacturing, technology and services company with operations worldwide.

While the Transaction will result in a change of control of Life of Virginia, it is not expected to affect Life of Virginia Separate Account II, Life of Virginia Separate Account III or Life of Virginia Separate Account 4 (each, an "Account") or the contracts issued by Life of Virginia and supported by assets in an Account.